The First Trust Special Situations Trust, Series 183

Supplement to page 25 of Part II of the Prospectus dated March 3, 1997

Notwithstanding anything to the contrary in the Prospectus, a dealer may also aggregate sales of Units of Target 10 Trust, March 1997, B Series and Global Target 30 Trust, March 1997, B Series with sales of Units of the Trusts contained in The First Trust Special Situations Trust, Series 183 for purposes of qualifying for the total volume concessions listed on page 25 of Part II of the Prospectus.

March 17, 1997